Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ________)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
         Check the appropriate box:
[ ]      Preliminary Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to 240.14a-11(c) or
         240.14a-12

                                              PACER TECHNOLOGY
                            (Name of registrant as Specified In Its Charter)

                                              PACER TECHNOLOGY
                                (Name of Person[s] Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-
         6(i)(1), or 14a-6(j)(2).
[ ]      $500 per each party to the controversy pursuant to
         Exchange Act Rule 14a-6(i)(3).
[ ]      Fee computed on table below per Exchange Act Rules
         14a-6(i)(4) and 0-11.
         (1)      Title of each class of securities to which
                  transaction applies:
                  _______________________________________________________
         (2)      Aggregate number of securities to which
                  transaction applies:
                  _______________________________________________________
         (3)      Per unit price or other underlying value of
                  transaction computed pursuant to Exchange Act
                  Rule 0-11:
                  _______________________________________________________
         (4)      Proposed maximum aggregate value of
                  transaction:
                  _______________________________________________________

                  Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]      Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing
         for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement
         number, or the Form or Schedule and the date of its
         filing.
         (1)      Amount Previously Paid:  ____________________
         (2)      Form, Schedule or Registration Statement No.:
                  _____________________________________________
         (3)      Filing Party:  ______________________________
         (4)      Date Filed:  ______________________________
                                                   PACER TECHNOLOGY
                                                9420 Santa Anita Avenue
                                          Rancho Cucamonga, California 91730
                                                    (909) 987-0550

                                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                   October 27, 1995

To the Shareholders of Pacer Technology:

The Annual Meeting of Shareholders of Pacer Technology (the "Company") will be held at the Marriott Hotel, 2200 East Holt Boulevard, Ontario, California, at 9:00 a.m. on Friday, October 27, 1995, for the following purposes:

   1. To elect the directors of the Company for which positions the following persons will be nominated: Joe F. Brock, Jr., Carl E. Hathaway, John G. Hockin II, DeVere W. McGuffin, James T. Munn and Larry K. Reynolds;
        and

   2. To consider and act upon such other matters as may properly come before the meeting or at any and all postponements or adjournments thereof.

Details relating to these matters are set forth in the attached Proxy Statement. All shareholders of record of the Company as of the close of business on August 30, 1995 will be entitled to notice of and to vote at the meeting and at any and all postponements or adjournments of the meeting. On August 30, 1995, there were outstanding 14,528,975 shares of the Company's common stock, each share of which entitles the holder to one vote, except in the election of directors where votes may be cumulated as described in the Proxy Statement. A complete list of shareholders entitled to vote at the meeting will be available for inspection by any shareholder at the meeting and during ordinary business hours for a period of ten days prior to the meeting at the chief executive office of the Company at 9420 Santa Anita Avenue, Rancho Cucamonga, California.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF THE
COMPANY'S COMMON STOCK YOU OWN, AND ALL SHAREHOLDERS ARE CORDIALLY
INVITED TO ATTEND THE MEETING. PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY IN THE RETURN ENVELOPE PROVIDED, WHICH
REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By Order of the Board of Directors:


James T. Munn
President

Rancho Cucamonga, California
September 11, 1995

                                              PACER TECHNOLOGY
                                          9420 Santa Anita Avenue
                                     Rancho Cucamonga, California 91730
                                               (909) 987-0550



                          PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AT 9:00 A.M. ON FRIDAY, OCTOBER 27, 1995


                                                  GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Pacer Technology (the "Company") for use at the annual meeting of shareholders of the Company and at any and all postponements or adjournments of the annual meeting (the "Meeting").
  The Meeting will be held at 9:00 a.m. on Friday, October 27, 1995 at the Marriott Hotel, 2200 East Holt Boulevard, Ontario, California. The Company expects to mail the Proxy Statement on or about September 11, 1995.


Report to Shareholders

         A report to the shareholders of the Company for the fiscal year ended June 30, 1995 is being mailed with this Proxy Statement to each of the Company's shareholders of record at the close of business on August 30, 1995. The report includes financial statements examined and reported upon by KPMG Peat Marwick LLP, certified public accountants, auditors for the Company.


Voting of Securities

         The Company, a corporation existing and organized under the laws of the State of California, has one class of equity securities issued and outstanding, consisting of 14,528,975 shares of common stock, no par value (the "Common Stock"). All of the shares of Common Stock are voting shares, but only those shareholders of record as of the record date, August 30, 1995, will be entitled to notice of and to vote at the Meeting and at any and all postponements or adjournments of the Meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting will constitute a quorum for the purpose of transacting business at the Meeting.

         Each shareholder is entitled to one vote for each share of Common Stock held by such shareholder of record on each matter which may come before the Meeting, except for the election of directors. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. In matters other than the election of directors, abstentions are counted as votes against in tabulations of the votes cast on proposals to the shareholders, votes withheld have no legal effect and broker non-votes are not counted for purposes of determining whether a proposal has been approved.


         In the election of directors, each shareholder shall have the following rights: (1) to vote the number of shares owned by the shareholder for as many persons as there are directors to be elected and for whose election the shareholder has a right to vote or (ii) to cumulate the shareholder's votes. Cumulation of votes means that each shareholder has a number of votes equal to the number of shares owned by the shareholder, multiplied by the number of directors to be elected, and a shareholder may cumulate such votes for a single candidate or distribute such votes among as many candidates as the shareholder deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been placed in nomination prior to the voting, and only if the shareholder has given notice at the Meeting, prior to the voting, of the shareholder's intention to cumulate votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for the candidates in nomination. The proxy accompanying this Proxy Statement grants discretionary authority to cumulate votes. Votes against a candidate and votes withheld have no legal effect. The director nominees who receive the greatest number of votes at the Meeting will be elected to the Board of the Company.


Revocability of Proxies

         At the Meeting, valid proxies will be voted as specified by the shareholder. Any shareholder giving a proxy in the accompanying form retains the power to revoke it at any time prior to the exercise of the powers conferred in the proxy and may do so by taking any of the following actions:
(i) delivering written notice to the Secretary of the Company, (ii) delivering to the Secretary of the Company a duly executed proxy bearing a later date or
(iii) personally attending the Meeting and revoking the proxy. A shareholder's attendance at the Meeting will not revoke the shareholder's proxy unless the shareholder affirmatively indicates at the Meeting the intention to vote the shareholder's shares in person.


Share Ownership of Management

         The following table sets forth certain information as of August 30, 1995 with respect to the shares of Common Stock beneficially owned by (i) persons known to management to own more than five percent of the outstanding shares of Common Stock, (ii) each director and nominee for director and (iii) all directors and officers of the Company as a group. Ownership information is based upon information furnished by the respective individuals.

                                                    Amount and Nature of                      Percent of
 Name of Beneficial Owner                           Beneficial Ownership (1)                    Class (2)
Joe F. Brock                                               669,800        (3) (4)                      4.6%
Carl E. Hathaway                                           200,000        (5)                          1.4%

John G. Hockin II                                        2,745,642        (6) (7) (8)                 16.9%
     600 North Euclid
     Upland, CA  91786
                                                                                  (table continued on following page)
DeVere W. McGuffin                                         444,058        (9)                          3.0%

James T. Munn                                            1,195,378        (10)                         7.6%
     9420 Santa Anita Avenue
     Rancho Cucamonga, CA  91730

Larry K. Reynolds                                           -0-                                        -0-

All directors and officers as                            5,444,978        (11)                        30.0%
     a group (eight persons)

(1) Unless otherwise indicated, each person has sole voting and investment power with respect to the shares of Common Stock shown.

(2) The percentages are calculated on the basis of the amount of outstanding shares of Common Stock plus shares of Common Stock subject to options or warrants held only by the named individual or group which are exercisable within 60 days of August 30, 1995.

(3) This figure includes 100,000 shares of Common Stock that are subject to options exercisable within 60 days of August 30, 1995.

(4) This figure includes 70,500 shares of Common Stock that are subject to warrants to purchase within 60 days of August 30, 1995.

(5) This figure includes 200,000 shares of Common Stock that are subject to options exercisable within 60 days of August 30, 1995.

(6) This figure includes 1,300,000 shares of Common Stock that are subject to options exercisable within 60 days of August 30, 1995.

(7) This figure includes 409,142 shares of Common Stock held in an employee benefit trust of which Dr. Hockin is the sole trustee. Dr. Hockin disclaims beneficial ownership of these shares.

(8) This figure includes 451,500 shares of Common Stock that are subject to warrants to purchase within 60 days of August 30, 1995.

(9) This figure includes 300,000 shares of Common Stock that are subject to options exercisable within 60 days of August 30, 1995.

(10) This figure includes 1,100,000 shares of Common Stock that are subject to options exercisable within 60 days of August 30, 1995.

(11) This figure includes 3,642,000 shares of Common Stock subject to options and warrants which are exercisable within 60 days of August 30, 1995, as well as the shares referred to in note (7) above.



                                PROPOSAL ONE:  ELECTION OF DIRECTORS


General

          At the Annual Meeting of Shareholders, the Company will present a slate of six nominees for election to the Board of Directors. Proxies cannot be voted for more than six persons. The directors to be elected will hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. Unless otherwise indicated, the enclosed proxy will be voted for the nominees described below. If any of the nominees becomes unavailable, however, the persons named as proxy holders in the enclosed proxy will vote all proxies in favor of the remainder of those nominated and for such substitute nominee(s), if any, as shall be designated by the management of the Company. The Board of Directors has no reason to believe that any of the nominees will be unavailable.


Nominees

          The names of, and certain information with respect to, the persons to be nominated by the Board of Directors for election as directors are as follows:

                                                                                                                  Director
     Name of Nominee                      Age             Principal Occupation                            Since
Joe F. Brock                              63          Retired                                             1982
Carl E. Hathaway                          61          Financial consultant                                1985
John G. Hockin II                         51          Endodontist                                         1984
DeVere W. McGuffin                        52          Finance and Investment                              1984
James T. Munn                             56          President and Chief Executive                       1987
                                                        Officer of the Company
Larry K. Reynolds                         51          Attorney                                              --

          Joe F. Brock retired as President of Sierra Screw Machine Products, an industrial parts company, in Upland, California, in 1991. He had served in that capacity since 1974.

          Carl E. Hathaway has been president of Hathaway & Associates, Ltd., a financial consulting firm, since 1981.

          John G. Hockin II, Chairman of the Board since January 1984, is a private investor. Dr. Hockin is a practicing dentist specializing in the field of endodontics.

          DeVere W. McGuffin, Secretary of the Company since June 1985, has been for more than the previous five years the chief executive officer of First Inter-Urban Development Corporation, a firm which guarantees financings by financial institutions to small businesses. Mr. McGuffin owns Meadow Grove Group, a finance and investment company. Mr. McGuffin is also a director of North Milwaukee State Bank.


          James T. Munn has been President and Chief Executive Officer of the Company since September 1986.

          Larry K. Reynolds has been an attorney in private practice in Riverside, California for more than the past five years.

          The Board of Directors unanimously recommends that the shareholders vote FOR all of the foregoing nominees.


The Board of Directors and the Audit and Compensation Committees

          The Board of Directors is responsible for the general supervision, management and control of the Company's business. During the fiscal year ended June 30, 1995 the Board of Directors held two meetings. Each director attended at least 75% of the Company's Board of Directors and committee meetings held during such year. The Board of Directors has an Audit Committee and a Compensation Committee but does not have a standing Nominating Committee or a committee performing similar functions.

          The Audit Committee confers with KPMG Peat Marwick LLP, the Company's auditors, regarding the scope and results of their audits and any recommendations which they may have with respect to internal accounting controls and other matters relating to accounting and auditing. The Audit Committee also considers all non-audit services performed for the Company by KPMG Peat Marwick LLP and the possible effect that the rendering of such non-audit services may have on their independence. In addition, the Audit Committee reviews with legal counsel any unregistered offering or sale of securities made by the Company.
The Audit Committee met once during the fiscal year ended June 30, 1995 and is composed of the following members: Messrs. Hockin (Chairman), Brock and Hathaway.

          The function of the Compensation Committee is to fix officers' salaries, establish salary policies for non-officer employees and to make recommendations to the Board of Directors regarding the establishment of remuneration policies of the Company. The Compensation Committee met twice during the fiscal year ended June 30, 1995 and is composed of the following members: Messrs. Brock (Chairman), Hockin and McGuffin.


Executive Officers

The names of, and certain information with respect to, the executive officers of the Company are as follows:

     Name of Officer                      Age                                 Office
James T. Munn                             56          President and Chief Executive Officer
W.T. Nightingale, III                     40          Vice President
Robert J. Cavazos, Jr.                    52          Chief Financial Officer

Each of Messrs. Munn, Nightingale and Cavazos has served in his present position for more than the past five years.


Executive Compensation

          The following table shows, as to the Chief Executive Officer and each other executive officer of the Company whose salary plus bonus exceeded $100,000 in the fiscal year ended June 30, 1995, information concerning compensation paid to them for services to the Company in all capacities during the fiscal year ended June 30, 1995, as well as the total compensation paid to such persons for the Company's previous two fiscal years.


Summary Compensation Table

                                                                           Other          All Other
                                                                           Annual         Compensation
Name and Principal Position         Year     Salary            Bonus    Compensation          (1)
James T. Munn                       1995     $268,993          $515         (2)           $3,924
  President and Chief               1994     $243,980          $0           (2)           $3,429
  Executive Officer                 1993     $233,192          $0           (2)           $2,650

W.T. Nightingale, III               1995     $103,820          $3,090       (2)           $1,385
  Vice President                    1994     $ 99,232          $0           (2)           $1,248
                                    1993     $ 96,527          $0           (2)           $1,207

(1) No compensation was paid in 1993-1995 pursuant to Long Term Incentive Plans as that term is defined in the regulations. All Other Compensation consists of (i) Company contributions to the respective individual's Qualified Tax-Deferred Savings Plan account and (ii) Company payments of group life insurance premiums on behalf of the respective individual, as follows:

         1995: Munn, Company contribution to TDSP, $2,394; group life insurance premiums, $1,530; Nightingale, Company contribution to TDSP, $1,038; group life insurance premiums, $347; 1994: Munn, Company contribution to TDSP, $2,302; group life insurance premiums, $1,127; Nightingale, Company contribution to TDSP, $992; group life insurance premiums, $256; 1993: Munn, Company contribution to TDSP, $1,685; group life insurance premiums, $965; Nightingale, Company contribution to TDSP, $965; group life insurance premiums, $242.

(2) Other Annual Compensation consists of amounts paid for car allowances and for dependents' insurance benefits. In all of these cases, the amounts totaled less than 10% of the officer's salary for the year.







Option Grants in Last Fiscal Year

         The following table shows, as to certain executive officers of the Company, information concerning options granted to such persons during the fiscal year ended June 30, 1995.

                                                      Percent of Total
                                                      Options Granted
                                    Options           to Employees
            Name                    Granted           in Fiscal Year             Exercise Price    Expiration Date
         James T. Munn              1,000,000             53%                       $1.00          March 8, 2005
         W.T. Nightingale, III        350,000             18%                       $0.72          April 25, 2005


Fiscal Year-End Option Values

         The following table shows, as to certain executive officers of the Company, information at June 30, 1995 concerning the number and value (aggregate fair market value less exercise price) of the stock options held by those persons. No options were exercised in the fiscal year ended June 30, 1995 by such persons.

                                                                        Value of          Value of
                                    Number of         Number of         Unexercised       Unexercised
                                    Unexercised       Unexercised       Exercisable       Unexercisable
                                    Exercisable       Unexercisable     In-the-Money      In-the-Money
             Name                   Options           Options           Options           Options
         James T. Munn              1,100,000         900,000           $725,000          $ 56,250
         W.T. Nightingale, III         55,000         450,000           $ 32,698          $126,125

Directors' Compensation

         Directors of the Company other than Mr. Munn are paid $500 per month for their services, plus actual expenses for living and travel to and from the meetings. During the fiscal year ended June 30, 1995, no payments were made to the directors with respect to special assignments.


Certain Transactions

         Effective in November 1994, the Company and James T. Munn, President, entered into a two-year employment agreement. Mr. Munn will receive a salary of $261,000 per annum during the term of said Agreement. He also received a ten-year incentive stock option to purchase 1,000,000 shares of the Company's Common Stock at $1.00 per share.

         In September 1994, the Company loaned to John Hockin, a director of the Company, $58.437.50 to enable Dr. Hockin to exercise a nonqualified stock option. The note is a full recourse note, has a four-year term, bears interest at 7.8% per year, and is secured by the 100,000 shares of Pacer Common Stock purchased pursuant thereto.

         In October 1994, the Company loaned to John Hockin, a director of the Company, $309,187.50 to enable Dr. Hockin to exercise a nonqualified stock option. The note is a full recourse note, has a four-year term, bears interest at 7.89% per year, and is secured by the 485,000 shares of Pacer Common Stock purchased pursuant thereto.


                                                       AUDITORS

         KPMG Peat Marwick LLP served as the Company's auditors for the fiscal year ended June 30, 1995. The Board of Directors, having completed its review and evaluation of the auditing services performed by KPMG Peat Marwick LLP for that fiscal year, anticipates that KPMG Peat Marwick will also serve as auditors for the fiscal year ending June 30, 1996. The Company expects that representatives of KPMG Peat Marwick LLP will be present at the Meeting and will be afforded an opportunity to make a statement if they desire to do so. The Company also expects a representative of KPMG Peat Marwick LLP to be available at that time to respond to appropriate questions addressed to the officer presiding at the Meeting.


         COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

         Directors and executive officers are required to comply with section 16 of the Securities Exchange Act of 1934, which requires generally that such persons file reports on Form 4 on or before the tenth day of the month following any month in which they engage in any transaction in the Company's Common Stock.
  Joe Brock filed two Form 4s late with respect to transactions occurring during the fiscal year ended June 30, 1995, and Robert Cavazos, James Munn and W.T. Nightingale, III each filed one Form 4 late with respect to transactions occurring during said fiscal year. Mr. Brock's two late filings reflected a total of eight transactions not reported on a timely basis. Each of Messrs. Cavazos, Munn and Nightingale's late filings reflected one transaction not reported on a timely basis.


                                      SUBMISSION OF SHAREHOLDER PROPOSALS
                                      FOR THE 1996 SHAREHOLDERS' MEETING

         Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's Annual Meeting to be held in 1996 must be received by the Company no later than June 13, 1996 in order that they may be included in the Proxy Statement and form of proxy relating to that meeting. It is recommended that shareholders submitting proposals direct them to the Secretary of the Company and utilize certified mail-return receipt requested in order to provide proof of timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for October 27, 1995.







                                    ANNUAL REPORT ON FORM 10-KSB

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE FURNISHED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST to Helen Komorek, Office of the President, Pacer Technology, 9420 Santa Anita Avenue, Rancho Cucamonga, California 91730.


                                             OTHER MATTERS

         The cost of soliciting proxies will be borne by the Company. Solicitations are expected to be primarily by mail, but may also be made by telephone, telegraph or personal contact by officers, directors or employees of the Company without additional compensation. The Company will also request persons, firms and corporations holding shares which are beneficially owned by others to send proxy materials to, and obtain proxies from, the beneficial owners and will reimburse such holders for their reasonable expenses.

         The Board of Directors of the Company knows of no business, matters or proposals which will be presented for consideration at the Meeting other than as discussed above. However, if any other business, matters or proposals should come before the Meeting, it is the intention of the persons named as proxy holders in the enclosed form of proxy to vote the proxies as shall be designated by the management of the Company. If the number of proxies necessary to adopt either of the matters discussed above is not obtained by the time of the Meeting, it is the intention of the proxy holders, unless instructed otherwise, to postpone or adjourn the Meeting as to such matter to a later time or times.


                                        By Order of the Board of Directors:



                                                      James T. Munn
                                                      President

Rancho Cucamonga, California
September 11, 1995

P                                       THIS PROXY IS SOLICITED ON BEHALF OF
R                                  THE BOARD OF DIRECTORS OF PACER TECHNOLOGY
O
X                                         1995 Annual Meeting of Shareholders
Y

         The undersigned shareholder of Pacer Technology, a California Corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated September 11, 1995, and Annual Report to Shareholders for the fiscal year ended June 30, 1995, and hereby appoints John G. Hockin, II and James T. Munn, and each of them, proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on Friday, October 27, 1995, at 9:00 a.m., California time, at the Marriott Hotel, 2200 East Holt Boulevard, Ontario, California, and at any adjournment or adjournments thereof, and to vote all Common Shares to which the undersigned would be entitled, if then and there personally present, on the matters set forth on the reverse side. Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder.
                                                         SEE REVERSE
                                                                SIDE

                                CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X]      Please mark votes
         as in this example.

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSAL 1, AND AS SAID PROXIES DEEM
ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE
MEETING.

1.       ELECTION OF DIRECTORS

Nominees:                  Joe F. Brock, Carl E. Hathaway, John G. Hockin, II,
                           DeVere W. McGuffin, James T. Munn, Larry K. Reynolds

                  FOR               WITHHOLD
                  [  ]                    [  ]

         [  ]  For all nominees except as noted above

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                           (This Proxy should be marked, dated, signed by the shareholder(s) exactly as his name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


                           Signature:                                Date
                           Signature:                                Date

                           MARK HERE FOR
                           ADDRESS CHANGE
                           AND NOTE AT [ ]
                           LEFT

                                            DO NOT FOLD, STAPLE OR MUTILATE